CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2017	Dec. 31, 2016
Ordinary shares, shares authorized	7,500,000	7,500,000
Ordinary shares, shares issued	6,906,414	5,629,734
Ordinary shares, shares outstanding	5,794,618	4,517,938
Treasury shares at cost, shares	1,111,796	1,111,796
NIS
Ordinary shares, par value per share	$ 0.04	$ 0.04